Royalties, and Mining and income tax	12 Months Ended
Dec. 31, 2020
Mining and income tax
ROYALTIES, AND MINING AND INCOME TAX, AND DEFERRED TAX

11.    Royalties, mining and income tax, and deferred tax

Significant accounting judgements and estimates

The Group is subject to income tax in South Africa, Zimbabwe, the United Kingdom (UK) and the US. Significant judgement is required in determining the liability for income tax due to the complexity of legislation. There are many transactions and calculations for which the ultimate tax determination is uncertain during the ordinary course of business. The Group recognises liabilities for anticipated tax audit issues based on the best estimates of whether additional taxes will be due. The Group reassesses its judgements and estimates if facts and circumstances change. Where the facts and circumstances change or when the final tax outcome of these matters are different from the amounts that were initially recorded, such differences will impact the income tax and deferred tax provisions in the period in which such determination is made.

The Group recognises the net future tax benefit related to deferred tax assets to the extent that it is probable that the deductible temporary differences will reverse in the foreseeable future. Assessing the recoverability of deferred tax assets requires the Group to make significant estimates related to expectations of future taxable income. Estimates of future taxable income are based on forecast cash flows from operations and the application of existing tax laws. To the extent that future cash flows and taxable income differ significantly from estimates, the ability of the Group to realise the net deferred tax assets recorded at the reporting date could be impacted.

The Group’s gold mining operations are taxed on a variable rate that increases as the profitability of the operation increases. The deferred tax rate used to calculate deferred tax is based on the current estimate of future profitability when the temporary differences will reverse based on tax rates and laws that have been enacted or substantively enacted at the reporting date. Depending on the profitability of the operations, the deferred tax rate can consequently be significantly different from year to year. Calculating the future profitability of the operations is inherently uncertain and could materially change over time.

Additionally, future changes in tax laws in South Africa, Zimbabwe, the UK and the US could limit the ability of the Group to obtain tax deductions in future periods.

Accounting policy

Income tax comprises current and deferred tax. Current tax and deferred tax is recognised in profit or loss except to the extent that it relates to a business combination, or items recognised directly in equity or in other comprehensive income.

Current tax is measured on taxable income at the applicable statutory rate enacted or substantively enacted at the reporting date and is the best estimate of the tax amount expected to be paid or received that reflects uncertainty related to income taxes, if any.

Deferred tax is provided on temporary differences existing at each reporting date between the tax values of assets and liabilities and their carrying amounts and reflects uncertainty related to income taxes, if any. Enacted and substantively enacted tax rates are used to determine future anticipated effective tax rates which in turn are used in the determination of deferred tax.

These temporary differences are expected to result in taxable or deductible amounts in determining taxable profits for future periods when the carrying amount of the asset is recovered or the liability is settled. The principal temporary differences arise from depreciation of property, plant and equipment, provisions, unutilised capital allowances and tax losses carried forward.

Deferred tax is not recognised for:

•temporary differences on the initial recognition of assets or liabilities in a transaction that is not a business combination and that affects neither accounting nor taxable profit or loss;

•temporary differences related to investments in subsidiaries, and interests in associates and joint ventures to the extent that the Group is able to control the timing of the reversal of the temporary differences and it is probable that these will not reverse in the foreseeable future; and

•taxable temporary differences arising on the initial recognition of goodwill.

Deferred tax assets and liabilities are offset if there is a legally enforceable right to offset current tax liabilities and assets, and relate to taxes levied by the same tax authority on the same taxable entity, or on different tax entities, but intend to settle current tax liabilities and assets on a net basis or their tax assets and liabilities will be realised simultaneously.

Deferred tax assets relating to the carry forward of unutilised tax losses and/or unutilised capital allowances are recognised to the extent it is probable that future taxable profit will be available against which the unutilised tax losses and/or unutilised capital allowances can be recovered. Deferred tax assets are reviewed at each reporting date and are adjusted if recovery is no longer probable.

Unrecognised deferred tax assets are reassessed at each reporting date and recognised to the extent that it has become probable that future taxable profits will be available against which they can be utilised.

11.1    Royalties

Revenue from mineral resources in South Africa are subject to the Mineral and Petroleum Resource Royalty Act 2008 (Royalty Act). The Royalty Act imposes a royalty on refined (mineral resources that have undergone a comprehensive level of beneficiation such as smelting and refining as defined in Schedule 1 of the Royalty Act) and unrefined (mineral resources that have undergone limited beneficiation as defined in Schedule 2 of the Royalty Act) minerals payable to the State. The royalty in respect of refined and unrefined minerals (which include gold refined to 99.5% and above, and PGMs) is calculated by dividing earnings before interest and taxes (EBIT) by the product of 12.5 times, in respect of refined, and 9 times, in respect of unrefined, gross revenue calculated as a percentage, plus an additional 0.5%. EBIT refers to taxable mining income (with certain exceptions such as no deduction for interest payable and foreign exchange losses) before assessed losses but after capital expenditure. A maximum royalty of 5% of mining revenue has been introduced on refined minerals and 7% on unrefined minerals. The effective rate of royalty tax payable for the year ended 31 December 2020 was approximately 0.5% (2019: 0.4% and 2018: 0.5%) of revenue at the SA gold operations and 3.0% (2019: 1.3% and 2018: 1.1%) of revenue at the SA PGM operations.

Figures in million - SA rand	2020	2019	2018
Current charge	(1,767.8)	(431.0)	(255.5)
SA gold royalties	(142.3)	(73.7)	(93.5)
SA PGM royalties	(1,625.5)	(357.3)	(162.0)
Prior year royalty tax refund	2.8	-	42.9
Total royalties	(1,765.0)	(431.0)	(212.6)

11.2    Mining and income tax

South African statutory tax rates

Gold mining, mining and non-mining tax

Gold mining tax is determined according to a formula which takes into account the profit and revenue attributable to gold mining operations. Mining taxable income (SA PGM and SA gold) is determined after the deduction of all mining capital expenditure, with the provision that this cannot result in an assessed loss. Capital expenditure amounts not deducted are carried forward as unredeemed capital expenditure to be deducted from future mining income. Accounting depreciation is ignored for the purpose of calculating mining tax. In the gold mining tax formula, the percentage rate of tax payable and the ratio of gold mining profit, after the deduction of redeemable capital expenditure, to gold mining revenue is expressed as a percentage.

Non-mining income consists primarily of interest income, third party gold processing and rental income and is taxed at the South African company tax rate of 28%.

Company tax rate

Companies, other than gold mining companies, are subject to the maximum South African company tax rate of 28%.

US statutory tax rates

The US PGM operations are subject to tax in the states of Montana, New Jersey and Pennsylvania.  During the year ended 31 December 2018, the New Jersey Governor signed a number of bills that implement numerous tax changes which affected the US PGM operations.  The most significant change in the law resulted in tax being calculated together on all US entities under common control (greater than 50% ownership).  As a result of contract changes, US PGM operations experienced a shift of its state tax exposure out of New Jersey, effective 15 March 2019.

Uncertainty over Income Tax treatments

SRPM:

As at 31 December 2020, certain tax principles applied by the Group with the acquisition of SRPM in 2016 were still open for review by the South African Revenue Service (SARS) following the Group’s response to the letter of audit findings issued by SARS and to date no assessments have been raised. Management is of the opinion that the relevant expenses were claimed correctly, and that requested information has been supplied to SARS on a timely basis. Consultation with External Legal counsel confirmed that no material payment is anticipated.

Lonmin Management Services (LMS), South African branch of Lonmin Limited:

During January 2021, SARS issued an assessment to the Group relating to a transfer pricing audit on LMS for the years of assessment 2011-2014. Applying the same principles as those applied by SARS, a further exposure could exist for subsequent years of assessment. Management is of the opinion that the basis on which the deductions under consideration were claimed was correct and will follow due process with SARS in objecting to the assessment. No material payment is anticipated.

Mining and income tax

The components of mining and income tax are the following:

Figures in million - SA rand	Note	2020	2019	2018
Current tax		(5,374.3)	(1,848.7)	(95.3)
Mining tax		(4,442.1)	(1,363.9)	(36.8)
Non-mining tax		68.0	3.1	(57.6)
Company and capital gains tax		(1,000.2)	(487.9)	(0.9)
Deferred tax	11.3	516.1	3,581.7	(988.5)
Deferred tax charge		570.1	2,030.7	306.7
Deferred tax rate adjustment[1]		(54.0)	1,551.0	(1,295.2)

Total mining and income tax		(4,858.2)	1,733.0	(1,083.8)

[1] The deferred tax rate adjustment in South Africa and the US was:

Figures in million - SA rand	2020	2019	2018
South Africa	(54.0)	(23.1)	249.5
United States	-	1,574.1	(1,544.7)
Deferred tax rate adjustment	(54.0)	1,551.0	(1,295.2)

The change in the estimated long term deferred tax rate, as a result of applying the mining tax formula at the SA gold operations, at which the temporary differences will reverse amounted to a deferred tax charge of R54.0 million for the year ended 31 December 2020 (2019: charge of R23.1 million and 2018: benefit of R249.5 million)

During year ended 31 December 2018, the New Jersey Governor signed a number of bills that implement numerous tax changes which affected the US PGM operations. The most significant change in the law resulted in tax being calculated together on all US entities under common control (greater than 50% voting ownership). This resulted in an increase in the estimated deferred tax rate relating to the US PGM operations and a deferred tax charge of R1,544.7 million (US$107.7 million) during 31 December 2018. With contract changes during 2019, the US PGM operations experienced a shift of its state tax exposure out of New Jersey state resulting in a deferred tax rate adjustment of R1,574.1 million (benefit)

Reconciliation of the Group’s mining and income tax to the South African statutory company tax rate of 28%:

Figures in million - SA rand	2020	2019	2018
Tax on profit before tax at maximum South African statutory company tax rate (28%)	(9,934.3)	364.1	402.3
South African gold mining tax formula rate adjustment	117.7	(192.6)	(53.0)
US statutory tax rate adjustment	550.3	205.4	19.4
Non-deductible amortisation and depreciation	(14.4)	(14.7)	(21.2)
Non-taxable dividend received	21.0	2.1	15.4
Non-deductible finance expense[1]	89.4	(86.3)	(118.2)
Non-deductible share-based payments	(44.2)	(81.3)	(78.9)
Non-deductible (loss)/gain on fair value of financial instruments	(890.3)	(571.1)	136.9
Non-taxable gain on foreign exchange differences	3.1	-	250.3
Non-taxable share of results of equity-accounted investees	475.9	201.9	96.4
Non-taxable reversal of impairments/(non-deductible impairments)	33.5	(21.9)	(123.2)
Non-taxable gain on acquisition	-	308.8	-
Non-deductible transaction costs	(49.5)	(94.4)	(110.0)
Tax adjustment in respect of prior periods	133.1	12.4	51.4
Net other non-taxable income and non-deductible expenditure	257.7	533.5	121.0
Change in estimated deferred tax rate	(54.0)	1,551.0	(1,295.2)
Previously unrecognised deferred tax assets utilised/(not recognised)	4,446.8	(383.9)	(377.2)
Mining and income tax	(4,858.2)	1,733.0	(1,083.8)
Effective tax rate	13.7%	133.3%	(75.4)%

[1] The non-deductible finance expense for 31 December 2020 is presented net after the reversal of an uncertain income tax treatment amounting to R181.5 million. This represents the conclusion on the section 163(j) interest limitation provided for by the US PGM operations under IFRIC 23 Uncertainty over Income Tax Treatments as at 31 December 2019

11.3   Deferred tax

Figures in million - SA rand	Notes	2020	2019	2018
Included in the statement of financial position as follows:
Deferred tax assets		(1,576.4)	(288.9)	(76.9)
Deferred tax liabilities		7,631.0	6,656.8	10,153.2
Net deferred tax liabilities		6,054.6	6,367.9	10,076.3

Reconciliation of the deferred tax balance:
Balance at beginning of the year		6,367.9	10,076.3	8,319.0
Deferred tax recognised in profit or loss	11.2	(516.1)	(3,581.7)	988.5
Deferred tax recognised in other comprehensive income		6.4	-	(22.8)
Deferred tax on acquisition of subsidiaries	16.4	-	-	132.2
Foreign currency translation		196.4	(126.7)	659.4
Balance at end of the year		6,054.6	6,367.9	10,076.3

The detailed components of the net deferred tax liabilities which result from the differences between the amounts of assets and liabilities recognised for financial reporting and tax purposes are:

Figures in million - SA rand	2020	2019	2018
Deferred tax liabilities
Mining assets	11,910.3	9,759.5	11,344.4
Environmental rehabilitation obligation funds	962.2	682.3	507.7
Other	206.7	208.7	284.7
Gross deferred tax liabilities[1]	13,079.2	10,650.5	12,136.8

Deferred tax assets
Environmental rehabilitation obligation	(1,704.0)	(1,109.2)	(989.2)
Occupational healthcare obligation	(274.8)	(333.3)	(302.7)
Other provisions	(1,144.4)	(482.4)	(442.8)
Financial instruments	(426.8)	(1,351.3)	-
Tax losses and unredeemed capital expenditure	(3,436.7)	(990.3)	(304.5)
Share-based payment obligation	(37.9)	(16.1)	(21.3)
Gross deferred tax assets[2,3]	(7,024.6)	(4,282.6)	(2,060.5)

Net deferred tax liabilities	6,054.6	6,367.9	10,076.3

[1] The aggregate amount of temporary differences associated with investments in subsidiaries, for which no deferred tax liabilities have been recognised under the IAS 12.39 exemption at 31 December 2020, amounts to R25,955.0 million (2019: R12,075.0 million and 2018: R7,897.0 million)

[2] Historically, deferred tax assets in WPL and EPL were only recognised to the extent of deferred tax liabilities since it was not considered probable that taxable profit would be available against which the future tax deductions could be utilised. At 31 December 2020, management recognised deferred tax assets on WPL and EPL in excess of deferred tax liabilities for the first time since it became probable that sufficient future taxable profits will be available. In total, net deferred tax assets of R951.0 million was recognised at 31 December 2020. The deferred tax asset recognition is supported by the profit history of WPL and EPL and a positive future taxable profit outlook

[3] The amount of deductible temporary differences, unused tax losses as well as unredeemed capital expenditure for which no deferred tax asset is recognised in the statement of financial position, amounted to R36,408.0 million (2019: R46,220.2 million and 2018: R27,679.6 million). Tax losses are available to be utilised against income generated by the relevant tax entity and do not expire unless the tax entity concerned ceases to operate for a period of longer than one year for the South African operations. Under South African mining tax ring-fencing legislation, each tax entity is treated separately and as such these deductions can only be utilised by the tax entities in which the deductions have been generated. In Canada, tax losses expire after 20 years

11.4   Net tax, carbon tax and royalties payable/(receivable)

Figures in million - SA rand	Notes	2020	2019	2018
Included in the statement of financial position as follows:
Tax receivable		(148.0)	(355.1)	(483.2)
Tax, carbon tax and royalties payable		796.3	508.9	88.0
Non-current portion of tax, carbon tax and royalties payable		8.6	59.1	-
Current portion of tax, carbon tax and royalties payable		787.7	449.8	88.0
Net tax, carbon tax and royalties payable/(receivable)		648.3	153.8	(395.2)

Reconciliation of the net tax, carbon tax and royalties payable/(receivable) balance:
Balance at beginning of the year		153.8	(395.2)	(147.9)
Royalties, carbon tax and current tax	11.1, 11.2	7,144.5	2,292.6	307.9
Royalties and tax paid		(6,524.6)	(1,818.9)	(542.2)
Royalties paid		(1,706.6)	(411.5)	(234.4)
Tax paid		(4,818.0)	(1,407.4)	(307.8)
Tax payable on acquisition of subsidiaries		-	68.7	4.4
Other		-	18.6	-
Foreign currency translation		(125.4)	(12.0)	(17.4)
Balance at end of the year		648.3	153.8	(395.2)